SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:                        August 6, 2004
               ---------------------------------------------------------------
                            (Date of earliest event reported)

                    Synthetic Fixed-Income Securities, Inc.
                                 On Behalf of

                STRATS(SM) Trust For DaimlerChrysler NA Holding
                          Securities, Series 2004-10
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              (Exact Name of Registrant as Specified in Charter)

         Delaware                   333-111858-05               52-2316339
                                      001-32281
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(State of Incorporation)             (Commission             (I.R.S. Employer
                                     File Number)          Identification No.)

One Wachovia Center
301 S. College St.
Charlotte, North Carolina                                             28288
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(Address of Principal Executive Offices)                           (Zip Code)

       Registrant's Telephone Number, including area code (704) 374-6611
                                                          --------------

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ITEM 5.  Other Events
         ------------

     On August 6, 2004, Synthetic Fixed-Income Securities, Inc. ("SFSI") transferred $25,000,000 of 6.50% Notes due 2013 (the "Underlying Securities"), issued by DaimlerChrysler NA Holding to the STRATS(SM) Trust For DaimlerChrysler NA Holding Securities, Series 2004-10 (the "Trust") established by SFSI, which issued $25,000,000 Floating Rate STRATS(SM) Certificates, Series 2004-10, issued pursuant to a base trust agreement, dated as of September 26, 2003 (the "Base Trust Agreement"), between SFSI and U.S. Bank Trust National Association, as trustee (the "Trustee"), as supplemented by a series supplement thereto, dated as of August 6, 2004 (the "Series Supplement" and, together with the Base Trust Agreement, the "Trust Agreement"), between SFSI and the Trustee. The Floating Rate Certificates were purchased by Wachovia Capital Markets, LLC ("Wachovia") from SFSI pursuant to an underwriting agreement, dated July 30, 2004 (the "Underwriting Agreement"), between SFSI and Wachovia, as underwriter.

ITEM 7.  Financial Statements and Exhibits
         ---------------------------------

(a)  Financial Statements - Not Applicable

(b)  Pro Forma Financial Information - Not Applicable

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.                     Description
--------------                  -----------

     4.1 Series Supplement, dated as of August 6, 2004, is set forth as Exhibit 5 on Form 8-A12B filed with the Securities and Exchange Commission, for Registrant on August 16, 2004, and is incorporated herein by reference.



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

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SYNTHETIC FIXED-INCOME SECURITIES, INC.


                                  /s/ Jimmy Whang
                                  -----------------------------------------
                                  Name:   Jimmy Whang
                                  Title:  Director

August 6, 2004



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

INDEX TO EXHIBITS
   Exhibit No.                       Description
   -----------                       -----------

      4.1 Series Supplement, dated as of August 6, 2004, is set forth as Exhibit 5 on Form 8-A12B filed with the Securities and Exchange Commission, for Registrant on August 16, 2004, and is incorporated herein by reference.